UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2006

WHITEHALL LIMITED, INC.

(Exact name of registrant as specified in its charter)

Florida	0-29027	84-1092599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

290 Cocoanut Avenue

Sarasota, Florida 34236

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (941) 954-1181

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 1, 2006, Whitehall Limited, Inc. (“Whitehall”) filed a Current Report on Form 8-K, as amended by Amendment No. 1 thereto, which was filed on September 7, 2006 (as amended, the “Current Report”), disclosing that the client-auditor relationship between Whitehall and J. H. Cohn LLP (“JHC”) had ceased.

The purpose this Amendment No. 2 is to (a) amend certain disclosure set forth in Item 4.01 of the Current Report and (b) file JHC’s letter of September 13, 2006, a copy of which is attached to this filing as Exhibit 16.1.

Pursuant to Rule 12b-15 under the Securities Exchange Act of 1934, as amended, the disclosure set forth in Item 4.01 of the Current Report is hereby amended in its entirety as follows:

Item 4.01.	Changes in Registrant’s Certifying Accountants.

On August 7, 2006, Whitehall Limited, Inc. (“Whitehall”) was advised by J. H. Cohn LLP, Whitehall’s independent registered public accounting firm (“JHC”), that the client-auditor relationship between Whitehall and JHC had ceased. JHC audited Whitehall’s consolidated balance sheets as of March 31, 2004 and 2005, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years ended March 31, 2003, 2004, and 2005 (collectively, the “Financial Statements”).

JHC’s reports on the Financial Statements did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles. Because JHC resigned, Whitehall did not make the decision to change accountants, and therefore the decision was not recommended or approved by Whitehall’s board of directors or an audit or similar committee of the board of directors. During Whitehall’s two most recent fiscal years and any subsequent period through the date of JHC’s resignation (August 7, 2006), there were no disagreements with JHC, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to JHC’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

In accordance with Item 304(a)(3) of Regulation S-B, Whitehall provided JHC with a copy of the Current Report, as amended by this Amendment No. 2, on September 13, 2006. Whitehall requested JHC to furnish a letter addressed to the Commission stating whether it agrees with the statements made by Whitehall and, if not, stating the respects in which it does not agree. On September 13, 2006, Whitehall received a letter from JHC, a copy of which is attached to this filing as Exhibit 16.1, indicating that JHC agreed with the statements in the Current Report, as amended by this Amendment No. 2, as they relate to JHC.

Item 9.01.	Financial Statements And Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

16.1	Letter dated September 13, 2006, from J. H. Cohn LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITEHALL LIMITED, INC.

Date: September 13, 2006	By:	/s/ Ronald Mustari
Ronald Mustari
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter dated September 13, 2006, from J.H. Cohn LLP.